                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                          ----------------------------

                         BANK ONE, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

    A NATIONAL BANKING ASSOCIATION                        36-0899825
                                                          (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

    1 BANK ONE PLAZA, CHICAGO, ILLINOIS                   60670-0126
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                         BANK ONE, NATIONAL ASSOCIATION
                        1 BANK ONE PLAZA, SUITE IL1-0126
                          CHICAGO, ILLINOIS 60670-0126
   ATTN: JOHN R. PRENDIVILLE, CORPORATE TRUST SERVICES DIVISION (312) 661-5223
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                          -----------------------------

                      RARE HOSPITALITY INTERNATIONAL, INC.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

    GEORGIA                                               58-1498312
    (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)


    8215 ROSWELL ROAD, BUILDING 600
    ATLANTA, GEORGIA                                      30350
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                             SENIOR DEBT SECURITIES
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         No such affiliation exists with the trustee.


ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.       A copy of the existing by-laws of the trustee.*

         5.       Not Applicable.

         6. The consent of the trustee required by Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.       Not Applicable.

         9.       Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 24th day of January, 2001.


                      BANK ONE, NATIONAL ASSOCIATION,
                      TRUSTEE

                      By  /s/ John R. Prendiville
                        ------------------------------
                          John R. Prendiville
                          Vice President



* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



                                                                January 24, 2001


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

         In connection with the qualification of an indenture between RARE Hospitality International, Inc. and Bank One, National Association, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                         Very truly yours,

                         BANK ONE, NATIONAL ASSOCIATION

                         By    /s/ John R. Prendiville
                              -------------------------
                              John R. Prendiville
                              Vice President

                                                                       EXHIBIT 7

Legal Title of Bank:    Bank One, NA                       Call Date: 03/31/00  ST-BK:  17-1630 FFIEC 031
Address:                1 Bank One Plaza, Ste 0303                                              Page RC-1
City, State  Zip:       Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                       DOLLAR AMOUNTS IN THOUSANDS     C400
                                                                                       RCFD          BIL MIL THOU      ----
                                                                                       ----          ------------

ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                             RCFD
                                                                                       ----
    a. Noninterest-bearing balances and currency and coin(1)...................        0081            5,387,973        1.a
    b. Interest-bearing balances(2)............................................        0071            7,970,222        1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)...............        1754                    0        2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)............        1773           11,262,454        2.b
3.  Federal funds sold and securities purchased under agreements to resell.....        1350            6,555,909        3.
4.  Loans and lease financing receivables:
                                                                                       RCFD
    a. Loans and leases, net of unearned income (from Schedule                         ----
       RC-C)...................................................................        2122           62,960,769        4.a
    b. LESS: Allowance for loan and lease losses...............................        3123              580,798        4.b
    c. LESS: Allocated transfer risk reserve...................................        3128                    0        4.c
                                                                                       RCFD
    d. Loans and leases, net of unearned income, allowance, and                        ----
       reserve (item 4.a minus 4.b and 4.c)....................................        2125           62,379,971        4.d
5.  Trading assets (from Schedule RD-D)........................................        3545            3,443,465        5.
6.  Premises and fixed assets (including capitalized leases)...................        2145              713,646        6.
7.  Other real estate owned (from Schedule RC-M)...............................        2150                2,792        7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).............................................        2130              250,083        8.
9.  Customers' liability to this bank on acceptances outstanding...............        2155              459,299        9.
10. Intangible assets (from Schedule RC-M).....................................        2143              217,835       10.
11. Other assets (from Schedule RC-F)..........................................        2160            2,382,707       11.
12. Total assets (sum of items 1 through 11)...................................        2170          101,026,356       12.

(1)      Includes cash items in process of collection and unposted debits.

(2)      Includes time certificates of deposit not held for trading.

Legal Title of Bank:     Bank One, NA                       Call Date: 03/31/00 ST-BK: 17-1630 FFIEC 031
Address:                 1 Bank One Plaza, Ste 0303                                            Page RC-2
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                                                   DOLLAR AMOUNTS IN
                                                                                                       THOUSANDS
                                                                                                       ---------

LIABILITIES
13. Deposits:
                                                                                            RCON
                                                                                            ----
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1).............................................             2200     26,881,942       13.a
       (1) Noninterest-bearing(1)..............................................             6631     11,976,145       13.a1
       (2) Interest-bearing....................................................             6636     14,905,797       13.a2

                                                                                            RCFN
                                                                                            ----
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II)......................................             2200     29,239,287        13.b
       (1) Noninterest bearing.................................................             6631        300,451        13.b1
       (2) Interest-bearing....................................................             6636     28,938,836        13.b2

                                                                                            RCFD
                                                                                            ----
14. Federal funds purchased and securities sold under agreements to repurchase:.............................................................

                                                                                            RCON
                                                                                            ----
15. a. Demand notes issued to the U.S. Treasury................................             2840        564,732        15.a

                                                                                            RCFD
                                                                                            ----
    b. Trading Liabilities(from Schedule RC-D).................................             3548     3,001,,629        15.b

                                                                                            RCFD
16. Other borrowed money:                                                                   ----
    a. With original maturity of one year or less..............................             2332     16,889,123        16.a
    b. With original  maturity of more than one year...........................             A547      2,831,153        16.b
    c. With original maturity of more than three years.........................             A548        915,064        16.c
17. Not applicable.............................................................
18. Bank's liability on acceptance executed and outstanding....................             2920        459,299        18.
19. Subordinated notes and debentures..........................................             3200      3,400,000        19.
20. Other liabilities (from Schedule RC-G).....................................             2930      1,495,725        20.
21. Total liabilities (sum of items 13 through 20).............................             2948     95,201,785        21.
22. Not applicable.............................................................
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..............................             3838              0        23.
24. Common stock...............................................................             3230        200,858        24.
25. Surplus (exclude all surplus related to preferred stock)...................             3839      3,660,673        25.
26. a. Undivided profits and capital reserves..................................             3632      2,140,620        26.a
    b. Net unrealized holding gains (losses) on available-for-sale
       securities..............................................................             8434       (177,338)       26.b
    c. ACCUMULATED NET GAINS (LOSSES) ON CASH FLOW HEDGES......................             4336              0        26.c
27. Cumulative foreign currency translation adjustments........................             3284           (242)       27.
28. Total equity capital (sum of items 23 through 27)..........................             3210      5,824,571        28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28)......................................             3300    101,026,356        29.


Memorandum
To be reported only with the March Report of Condition.

1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
    for the bank by independent external auditors as of any date                                                             Number
    during 1996..........................................................................................RCFD 6724  N/A      M.1.
1 =  Independent audit of the bank conducted in accordance         4. = Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company         5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing           auditors
     standards by a certified public accounting firm which         6 =  Compilation of the bank's  financial statements by external
     submits a report on the consolidated holding company               auditors
     (but not on the bank separately)                              7 =  Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                8 =  No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.